Exhibit 10(xii)















                                 MONROE BANCORP


                   EXECUTIVES' 2005 DEFERRED COMPENSATION PLAN

                                   ADOPTION OF
                                   -----------
                                 MONROE BANCORP
                                 --------------
                   EXECUTIVES' 2005 DEFERRED COMPENSATION PLAN
                   -------------------------------------------


         Pursuant to resolutions adopted by the Board of Directors of Monroe Bancorp (the "Company"), the undersigned officers of the Company hereby adopt Monroe Bancorp Executives' 2005 Deferred Compensation Plan, effective as of January 1, 2005, on behalf of the Company, in the form attached hereto.

         Dated this 17th day of November, 2005.



                                                     MONROE BANCORP



                                                     By: /s/ Mark D. Bradford
                                                        ---------------------

                                                     Its:  President, CEO
                                                           --------------

ATTEST:

By:  /s/ Gordon M. Dyott
     -------------------

Its:  Executive Vice President and CFO
      --------------------------------

                                 MONROE BANCORP
                   EXECUTIVES' 2005 DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS
                                -----------------

                                                                                         PAGE
                                                                                         ----

Article I INTRODUCTION......................................................................1

         Section 1.1           Purpose......................................................1
         Section 1.2           Effective Date;  Plan Year...................................1
         Section 1.3           Administration...............................................1
         Section 1.4           Employers and Affiliates.....................................1
         Section 1.5           Supplements..................................................1
         Section 1.6           Definitions..................................................1


Article II ELIGIBILITY AND PARTICIPATION....................................................2



Article III CONTRIBUTIONS AND ALLOCATIONS...................................................2

         Section 3.1           Participant Deferral Contributions...........................2
         Section 3.2           Deferral Elections...........................................3
         Section 3.3           Plan Account.................................................4
         Section 3.4           Investment Credits...........................................4
         Section 3.5           Account Allocations..........................................4
         Section 3.6           Military Service.............................................4


Article IV BENEFIT PAYMENTS.................................................................4

         Section 4.1           Time of Payment of Benefits..................................4
         Section 4.2           Manner of Payment............................................5
         Section 4.3           Manner of Payment Elections..................................6
         Section 4.4           Vesting......................................................6
         Section 4.5           Death of the Participant.....................................6
         Section 4.6           Beneficiary Designations.....................................6


Article V BENEFIT CLAIMS....................................................................6


Article VI FUNDING AND TRANSFERS............................................................7

         Section 6.1           Unfunded Status..............................................7
         Section 6.2           Investments..................................................7


                                       i

Article VII AMENDMENT AND TERMINATION OF THE PLAN...........................................7

         Section 7.1           Amendment of the Plan........................................7
         Section 7.2           Termination of the Plan......................................7


Article VIII MISCELLANEOUS..................................................................7

         Section 8.1           Governing Law................................................7
         Section 8.2           Headings and Gender..........................................8
         Section 8.3           Withholding of Taxes.........................................8
         Section 8.4           Spendthrift Clause...........................................8
         Section 8.5           Counterparts.................................................8
         Section 8.6           No Enlargement of Employment Rights..........................8
         Section 8.7           Limitations on Liability.....................................8
         Section 8.8           Incapacity of Participant or Beneficiary.....................8
         Section 8.9           Evidence.....................................................8
         Section 8.10          Action by Employers..........................................9
         Section 8.11          Severability.................................................9
         Section 8.12          Information to be Furnished by a Participant.................9


SUPPLEMENT A - CLAIM AND REVIEW PROCEDURES.................................................10

                                   ARTICLE I

                                  INTRODUCTION
                                  ------------

         Section 1.1 Purpose. The purpose of the Monroe Bancorp Executives' 2005 Deferred Compensation Plan (the "Plan") is to permit a select group of management or highly compensated employees of Monroe Bancorp (the "Company"), and of any other Employer under the Plan, to elect to defer compensation from an Employer. It is the intention of the Company that the Plan constitute (i) an unfunded arrangement for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and (ii) a deferred compensation arrangement that complies with Section 409A of the Internal Revenue Code, as amended (the "Code"). Consequently, the Plan will be administered and its provisions interpreted consistently with that intention.

         Section 1.2 Effective Date; Plan Year. The "Effective Date" of the Plan is January 1, 2005. The "Plan Year" is the 12-month period beginning on each January 1 and ending on the next following December 31.

         Section 1.3 Administration. The Plan will be administered by the Compensation Committee of the Company's Board of Directors (the "Administrator"). The Administrator, from time to time, may adopt any rules and procedures it deems necessary or desirable for the proper and efficient administration of the Plan that are consistent with the terms of the Plan. Any notice or document required to be given or filed with the Administrator will be properly given or filed if delivered to or mailed, by registered mail, postage paid, to the Compensation Committee of the Board of Directors, Monroe Bancorp, 210 East Kirkwood, Bloomington, Indiana 47408.

         Section 1.4 Employers and Affiliates. Any Affiliate may adopt the Plan for the benefit of its employees with the Company's consent. For purposes of this Plan, the term "Affiliate" means the Company and any other corporation or trade or business whose employees are treated as being employed by the Company under Code Section 414(b), 414(c) 414(m) or 414(o). The Company and each other Affiliate that adopts the Plan are referred to as the "Employers" and sometimes individually as an "Employer."

         Section 1.5 Supplements. The provisions of the Plan may be modified by supplements to the Plan. The terms and provisions of each supplement are a part of the Plan and supersede any other provisions of the Plan to the extent necessary to eliminate any inconsistencies between the supplement and any other Plan provisions.

         Section 1.6 Definitions. The following terms are defined in the Plan in the following Sections:

                   Term                                           Plan Section
                   ----                                           ------------

                   Account.....................................   3.3
                   Administrator...............................   1.3
                   Adverse Benefit Determination...............   A-1
                   Affiliate...................................   1.4
                   Benefit Claim...............................   A-1
                   Bonus.......................................   3.2(a)
                   Claimant....................................   A-1
                   Code........................................   1.1
                   Company.....................................   1.1
                   Compensation................................   3.1
                   Disabled....................................   4.1
                   Effective Date..............................   1.2
                   Employer....................................   1.4
                   Investment Account..........................   6.2
                   Participant Deferral Contribution...........   3.1
                   Plan........................................   1.1
                   Plan Year...................................   1.2
                   Trust.......................................   6.1

                                   ARTICLE II

                          ELIGIBILITY AND PARTICIPATION
                          -----------------------------

         Any duly elected and serving executive officer of an Employer is eligible to become a Participant in the Plan provided the officer is designated as a Participant by the Administrator in writing. A designated officer will become a Participant as of the later of the Effective Date or the date specified by the Administrator. A Participant may be removed as an active Participant by the Administrator effective as of any date, so that he will not be entitled to make deferrals under Article III on or after that date.

                                  ARTICLE III

                          CONTRIBUTIONS AND ALLOCATIONS
                          -----------------------------

         Section 3.1 Participant Deferral Contributions. Subject to the terms and limitations of this Article III, a Participant may elect, pursuant to
Section 3.2, to have all or a portion of his Compensation payable in any Plan Year withheld by his Employer and credited as a "Participant Deferral Contribution" under this Plan. The term "contribution" is used for ease of reference; however, credits are merely credits to the Account, which is a bookkeeping account. The term "Compensation" for purposes of this Plan means a Participant's base salary, annual bonus and other cash compensation designated by the Administrator as eligible compensation that is payable by an Employer.

         Section 3.2 Deferral Elections. Participant Deferral Contributions will be withheld from a Participant's pay in accordance with the following terms and conditions.

         (a) Requirement for Deferral Elections. As a condition to an Employer's obligation to withhold and the Administrator's obligation to credit Participant Deferral Contributions for the benefit of a Participant pursuant to Section 3.1, the Participant must complete and file a participation agreement with the Administrator (in a format prescribed by the Administrator). Provision may be made by the Administrator for separate elections with respect to deferrals of Bonuses. For purposes of this Plan, the term "Bonus" means a payment under a performance-based compensation program with a performance period of at least 12 months.

         (b) Timing of Execution and Delivery of Elections. To be effective to defer any portion of a Participant's Compensation, including a Bonus, a participation agreement must be filed with the Administrator with respect to that Compensation on or prior to the last day of the calendar year preceding the Plan Year in which the services giving rise to the Compensation are performed. For example, to defer Compensation payable with respect to services performed during the 2006 Plan Year, an election must be filed on or before December 31, 2005. Notwithstanding the preceding sentence, a participation agreement may be filed with the Administrator with respect to a Bonus until a date that is no later than six months before the end of the performance period for which the Bonus is payable if the Bonus is not both substantially certain to be paid and readily ascertainable at the time of the election. For example, a participation agreement for a Bonus attributable to the 2006 calendar year, payable in early 2007, may be filed on or before June 30, 2006 so long as the Bonus is not substantially certain to be paid and readily ascertainable by that date.

         (c) Initial Eligibility. In the case of the first Plan Year in which an individual becomes a Participant, the participation agreement may be filed at any time within 30 days of the date the individual becomes a Participant (rather than the date specified under subsection (b)). This initial election will only apply to Compensation, including a Bonus, paid for services performed after the filing of the participation agreement. This special initial eligibility election rule will not apply if the Participant is or has been a participant in a deferred compensation arrangement required to be aggregated with this Plan under the rules of Section 409A.

         (d) Modification of Deferral Elections. Once made, a deferral election will remain in effect, unless and until the election is revoked or a new election filed. The revocation or new election must be filed in accordance with the requirements of subsection (b) above. No election may be changed for Compensation payable for a Plan Year after the last day of the election period described in subsection (b). For example, any election in place for 2006 Compensation may not be changed after December 31, 2005.

         Section 3.3 Plan Account. The Administrator will establish and maintain an "Account" under the Plan for each Participant and will increase and decrease a Participant's Account as provided in Section 3.5.

         Section 3.4 Investment Credits. A Participant's Account will be increased or decreased to reflect the increase or decrease in the value of the Investment Account established for the Participant pursuant to Section 6.2.

         Section 3.5 Account Allocations. As of each accounting date, each Participant's Account will be:

         (i)      increased by the amount credited to the Account under Section
                  3.1 since the last accounting,

         (ii)     increased or decreased by the amount determined under Section
                  3.4 since the last accounting,

         (iii)    decreased by any payment made under Article IV, and

         (iv) decreased by the expenses incurred for the administration and maintenance of the Plan, in such amounts and at such times determined by the Administrator.

         The accounting date under this Section will be any date determined by the Administrator. However, the accounting required under this Section must be made, at a minimum, as of the last day of each Plan Year quarter.

         Section 3.6 Military Service. Notwithstanding any provision of this Plan to the contrary, contributions and benefits with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                   ARTICLE IV

                                BENEFIT PAYMENTS
                                ----------------

         Section 4.1 Time of Payment of Benefits. A Participant will receive or will begin to receive payment of his vested Account balance (as determined under Article III and Section 4.4) as soon as administratively practicable following the date specified for payment or the commencement of payment by the Participant.

         (a) Timing of Execution and Delivery of Election. A Participant may elect the date his vested Account balance will be paid or will begin to be paid by completing and filing a participation agreement or other election form approved by the Administrator with the Administrator. The specified date must be a date at least two years from the beginning of the Plan Year for which the first deferral under the Plan is made. To be effective, the election under this Section must be made at the time the Participant first makes a deferral election under this Plan (or under any other plan required to be aggregated with this Plan pursuant to the requirements of Code Section 409A). In lieu of specifying a date certain, a Participant may elect to have payment made or commenced as soon as practicable following the date he is no longer employed by any Employer. If no date is specified, payment will be made or commenced as soon as practicable following the date the Participant is no longer employed by any Employer.

         (b) Death or Disability. If the Participant dies or becomes Disabled prior to the specified payment date, payment will be made or commenced as soon as practicable following the date of death or the date the Administrator determines that the Participant is Disabled. For purposes of this Plan, the term "Disabled" means the inability of the Participant in question to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. A Participant who, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, is receiving income placement benefits for a period of not less than three months under an accident and health plan sponsored by an Employer will be deemed to be Disabled. The Administrator will be the sole and final judge of whether a Participant is Disabled for purposes of this Plan, after consideration of any evidence it may require, including the reports of any physician or physicians it may designate.

         (c) Modification of Elections. An election as to the date payment will be made or commenced may be modified by a Participant by filing a new participation agreement or election form with the Administrator; provided, however, that: (i) the new election will not take effect until at least 12 months after the date the new election is filed, (ii) the single lump sum payment or the first payment of installment payments will be delayed for a period of not less than five years from the date the payment or first payment would otherwise have been made, and (iii) the new election is filed with the Administrator at least 12 months prior to the date of the first scheduled payment under the Plan.

         (d) Key Employees. If a Participant is a key employee (as defined in Internal Revenue Code Section 416) as of the December 31 preceding the March 31 preceding the date payment of the Participant's vested Account balance is made or commenced and if the Participant has elected to receive or commence payment upon his termination of employment, the payment or payments will not be made or commence before the earlier of (i) the first day of the month following the 6th month anniversary of the Participant's termination of employment or (ii) the Participant's death.

         Section 4.2 Manner of Payment. The vested balance of a Participant's Account will be distributed in cash or kind, as determined by the Administrator, in:

         (a)      A single lump sum payment;

         (b) Quarterly, semi-annual or annual installment payments over a period of 2 to 20 years; or

         (c)      A combination of the methods specified in subsections (a) and
                  (b).

         Section 4.3 Manner of Payment Elections. A Participant may elect the manner in which his vested Account balance will be paid to him under Section 4.2 and to his beneficiaries under Section 4.5 in accordance with the terms and conditions of this Section. To elect installment payments under subsection 4.2(b) or a combination of a single lump sum payment and installment payments under subsection 4.2(c), a Participant must file a participation agreement or an election form with the Administrator (on a form or forms prescribed by the Administrator). To be effective, the Participant's election of a payment method must be filed with the Administrator at the time the Participant first makes a deferral election under the Plan. An election as to the form of payment may not be changed after the payment has been made or payments have commenced. Prior to that time, a Participant may change his election by filing a new election form with the Administrator; provided, however, that: (i) the new election will not take effect until at least 12 months after the date the new election is filed;
(ii) the first payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been made; and (iii) the new election is filed at least 12 months prior to the date of the first scheduled payment under the Plan. If no election is made or if the election is not timely or properly made, distribution will be made in the form of a single lump sum payment.

         Section 4.4 Vesting. A Participant will be fully "vested" in his Account balance at all times.

         Section 4.5 Death of the Participant. In the event a Participant dies before he has received his entire Account balance, the unpaid balance will be paid to his designated beneficiary or beneficiaries as soon as administratively practicable after the Participant's death in a single lump sum payment or in installments (as described in Section 4.2) as elected under Section 4.3.

         Section 4.6 Beneficiary Designations. A Participant may designate a beneficiary or beneficiaries to receive any amount payable under Section 4.5. A Participant may change his designation of beneficiaries at any time by filing with the Administrator a written notice of the change on a form approved by the Administrator. If no designation is in effect on the Participant's death, or if the designated beneficiary does not survive the Participant, his beneficiary will be his surviving spouse, if any, and then his estate.

                                   ARTICLE V

                                 BENEFIT CLAIMS
                                 --------------

While a Participant or beneficiary need not file a claim to receive his benefit under the Plan, if he wishes to do so, a claim must be made in writing and filed with the Administrator. If a claim is denied, the Administrator will furnish the claimant with written notice of its decision. A claimant may request a review of the denial of a claim for benefits by filing a written request with the Administrator. The Administrator will afford the claimant a full and fair review of such request. The claim and claim review process will be conducted in accordance with the provisions of Supplement A.

                                   ARTICLE VI

                              FUNDING AND TRANSFERS
                              ---------------------

         Section 6.1 Unfunded Status. The Employers will contribute funds to an irrevocable "rabbi trust" (the "Trust") to provide for the benefits created by this Plan. The Trust will be maintained in such a fashion that the Plan at all times for purposes of ERISA and the Code will be unfunded and will constitute a mere promise by the Employers to make Plan benefit payments in the future. Any and all rights created under this Plan will be unsecured contractual rights against the Employers.

         Section 6.2 Investments. Subject to the provisions of Section 6.1, the Company will establish an investment account for each Participant under the Trust (the "Investment Account"). The Investment Account will, consequently, at all times remain an asset of the Employers and will be subject to the claims of the Employers' general creditors. A Participant may request that the Investment Account be allocated among available investment options established by the Administrator under the Investment Account. The initial allocation request may be made at the time of enrollment. Investment allocation requests will remain effective until changed in accordance with procedures established by the Administrator.

                                  ARTICLE VII

                      AMENDMENT AND TERMINATION OF THE PLAN
                      -------------------------------------

         Section 7.1 Amendment of the Plan. The Company may amend the Plan at any time in its sole discretion. Notwithstanding the foregoing, the Company may not amend the Plan to reduce a Participant's Account balance as determined on the day preceding the effective date of the amendment.

         Section 7.2 Termination of the Plan. The Company may terminate the Plan at any time in its sole discretion. Absent an amendment to the contrary, Plan benefits that had accrued prior to the termination will be paid at the times and in the manner provided for by the Plan at the time of the termination.

                                  ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

         Section 8.1 Governing Law. The Plan shall be construed, regulated and administered according to the laws of the State of Indiana, without reference to that state's choice of law principles, except in those areas preempted by the laws of the United States of America in which case the federal laws will control.

         Section 8.2 Headings and Gender. The headings and subheadings in the Plan have been inserted for convenience of reference only and will not affect the construction of the Plan provisions. In any necessary construction, the masculine will include the feminine and the singular the plural, and vice versa.

         Section 8.3 Withholding of Taxes. The Employers will withhold from any amount payable under this Plan all federal, state, city and local taxes as legally required.

         Section 8.4 Spendthrift Clause. No benefit or interest available under the Plan will be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of a Participant or a Participant's beneficiary, either voluntarily or involuntarily.

         Section 8.5 Counterparts. This Plan may be executed in any number of counterparts, each one constituting but one and the same instrument, and may be sufficiently evidenced by any one counterpart.

         Section 8.6 No Enlargement of Employment Rights. Nothing contained in the Plan may be construed as a contract of employment between the Employers and any person, nor may the Plan be deemed to give any person the right to be retained in the employ of an Employer or limit the right of an Employer to employ or discharge any person with or without cause.

         Section 8.7 Limitations on Liability. Notwithstanding any other provision of the Plan, neither the Employers nor any individual acting as an employee or agent of an Employer will be liable to a Participant or any beneficiary for any claim, loss, liability or expense incurred in connection with the Plan, except when the same has been judicially determined to be due to the gross negligence or willful misconduct of that person.

         Section 8.8 Incapacity of Participant or Beneficiary. If any person entitled to receive a distribution under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless a prior claim for the distribution has been made by a duly qualified guardian or other legal representative), then, unless and until a claim for the distribution has been made by a duly appointed guardian or other legal representative of the person, the Administrator may provide for the distribution to be made to any other individual or institution then contributing toward or providing for the care and maintenance of the person. Any payment made for the benefit of the person under this Section will be a payment for the account of such person and a complete discharge of any liability of the Employers and the Plan.

         Section 8.9 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person relying on the evidence considers pertinent and reliable, and signed, made or presented by the proper party or parties.


         Section 8.10 Action by Employers. Any action required of or permitted by an Employer under the Plan will be by resolution of the Employer's Board of Directors, by the Compensation Committee of the Board of Directors, or by a person or persons authorized by resolution of the Compensation Committee or the Board of Directors.

         Section 8.11 Severability. In the event any provisions of the Plan are held to be illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and endorsed as if the illegal or invalid provisions had never been contained in the Plan.

         Section 8.12 Information to be Furnished by a Participant. A Participant, or any other person entitled to benefits under the Plan, must furnish the Administrator with any and all documents, evidence, data or other information the Administrator considers necessary or desirable for the purpose of administering the Plan. Benefit payments under the Plan are conditioned on a Participant (or other person who is entitled to benefits) furnishing full, true and complete data, evidence or other information to the Administrator, and on the prompt execution of any document reasonably related to the administration of the Plan requested by the Administrator.

                                  SUPPLEMENT A
                                  ------------

                          CLAIMS AND REVIEW PROCEDURES
                          ----------------------------

         Section A-1 Procedures Governing the Filing of Benefit Claims. All Benefit Claims must be filed on the appropriate claim forms available from the Administrator and in accordance with the procedures established by the Administrator for claim purposes. A "Benefit Claim" means a request for a Plan benefit or benefits, made by a Claimant or by an authorized representative of a Claimant, that complies with the Plan's procedures for making benefit claims. "Claimant" means a Participant, a surviving spouse of a Participant, a beneficiary, or an Alternate Payee, who is claiming entitlement to the payment of any benefit under the Plan.

         Section A-2 Notification of Benefit Determinations. The Administrator will notify a Claimant, in accordance with Section A-3 below, of the Plan's benefit determination within a reasonable period of time after receipt of a Benefit Claim, but not later than 90 days after receipt of the Benefit Claim by the Plan. If special circumstances require an extension of time for processing the Benefit Claim, the Administrator will notify the Claimant of the extension prior to the termination of the initial period described above. The notice will indicate the special circumstances requiring the extension of time and the date by which the Plan expects to make the benefit determination. In no event will the extension exceed a period of 90 days from the end of the initial period.

         Section A-3 Manner and Content of Notification of Benefit Determinations. All notices given by the Administrator under the Plan will be given to a Claimant, or to his authorized representative, in a manner that satisfies the standards of 29 CFR 2520.104b-1(b) as appropriate with respect to the particular material required to be furnished or made available to that individual. The Administrator may provide a Claimant with either a written or an electronic notice of the Plan's benefit determination. Any electronic notification will comply with the standards imposed by 29 CFR 2520.104b-1(c)(1)(i), (iii) and (iv). In the case of an Adverse Benefit Determination, the notice will set forth, in a manner calculated to be understood by the Claimant:

         (a)      The specific reasons for the adverse determination;

         (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the determination is based;

         (c) A description of any additional material or information necessary for the Claimant to complete the claim and an explanation of why such material or information is necessary; and

         (d) A description of the Plan's review procedures and the time limits applicable to such procedures.

The term "Adverse Benefit Determination" means a denial, reduction, or termination of, or a failure to provide or make payment (in whole or in part) for, any benefit claimed to be payable under the Plan.

         Section A-4 Appeal of Adverse Benefit Determinations. A Claimant who receives an Adverse Benefit Determination and desires a review of that determination must file, or his authorized representative must file on his behalf, a written request for a review of the Adverse Benefit Determination, not later than 60 days after receiving the determination. The written request for a review must be filed with the Administrator. Upon receiving the written request for review, the Administrator will advise the Claimant, or his authorized representative, in writing that:

         (a) The Claimant, or his authorized representative, may submit written comments, documents, records, and any other information relating to the claim for benefits; and

         (b) The Claimant will be provided, upon request of the Claimant or his authorized representative, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's Benefit Claim, without regard to whether those documents, records, and information were considered or relied upon in making the Adverse Benefit Determination that is the subject of the appeal.

         Section A-5 Benefit Determination on Review. All appeals by a Claimant of an Adverse Benefit Determination will receive a full and fair review by an appropriate named fiduciary of the Plan.

         Section A-6 Notification of Benefit Determination on Review. The Administrator will notify a Claimant, in accordance with Section A-7, of the Plan's benefit determination on review within a reasonable period of time, but not later than 60 days after the Plan's receipt of the Claimant's request for review of an Adverse Benefit Determination. If, however, special circumstances require an extension of time for processing the review by the named fiduciary, the Claimant will be notified, prior to the termination of the initial 60 day period, of the special circumstances requiring the extension and the date by which the Plan expects to render the Plan's benefit determination on review, which will not be later than 120 days after receipt of a request for review.

         Section A-7 Manner and Content of Notification of Benefit Determination on Review. The Administrator will provide a Claimant with notification of its benefit determination on review in a method described in Section A-3. In the case of an Adverse Benefit Determination on review, the notification must set forth, in a manner calculated to be understood by the Claimant:

         (a)      The specific reasons for the adverse determination on review;

         (b) Reference to the specific Plan provisions (including any internal rules, guidelines, protocols, criteria, etc.) on which the benefit determination on review is based; and

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

         (c) A statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claimant's Benefit Claim, without regard to whether those records were considered or relied upon in making the Adverse Benefit Determination on review, including any reports, and the identities, of any experts whose advice was obtained.























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